WARRANT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2013
Summary of Fair Value of Warrant Liability

the Black-Scholes option pricing model. The following is a summary of the key assumptions used to calculate the fair value of the warrants, along with the resulting fair value in such periods that the warrants were outstanding.

Balance as of January 1, 2012	$7,813
Decrease in fair value	(4,545)

Balance as of December 31, 2012	3,268
Expired warrants	(775)
Increase in fair value	602
Warrants exercised	(3,095)

Balance as of December 31, 2013	$—

Convertible Preferred Stock Warrants [Member]
Summary of Key Assumptions Used for Fair Value of Warrant

	December 31, 2012	Fair Value at Conversion Date
Risk-free interest rate	1.78%	2.64%
Expected volatility	84.5%	84.5%
Term (years)	4	3.25
Fair value	$3,268	$3,095